ADVISORSHARES TRUST

AdvisorShares Peritus High Yield ETF

NYSE Arca Ticker: HYLD

Supplement dated March 2, 2018

to the Prospectus and Statement of Additional Information

dated November 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) for the AdvisorShares Peritus High Yield ETF (the “Fund”) and should be read in conjunction with those documents.

At a meeting held on February 16, 2018, shareholders of the Fund approved the implementation of a manager of managers arrangement that permits the Fund’s investment adviser, subject to prior approval by the Fund’s Board of Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders. Therefore, the information in the Fund’s Prospectus and SAI is hereby revised to reflect that shareholders have approved the arrangement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.